UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2012

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 14, 2011, Magnum Hunter Resources Corporation (the “Registrant”) filed a universal shelf registration statement on Form S-3 (File No. 333-174879) (the “Shelf Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which the Registrant has not yet requested be declared effective pending the availability of the financial statements of certain subsidiary guarantors as provided in this Current Report on Form 8-K, for the offer and sale by the Registrant from time to time in one or more offerings of any combination of its debt securities, guarantees of debt securities, common stock, preferred stock, depositary shares and warrants in an aggregate initial offering price of up to $500 million. As stated in the Shelf Registration Statement, the obligations of the Registrant under any debt securities that it may issue pursuant to the Shelf Registration Statement may be guaranteed by certain of the Registrant’s subsidiaries, which are co-registrants under the Shelf Registration Statement (the “Guarantor Subsidiaries”). The Guarantor Subsidiaries include Williston Hunter, Inc. On May 3, 2011, the Registrant acquired Williston Hunter Canada, Inc., formerly known as NuLoch Resources, Inc., through a court-approved plan of arrangement under Alberta law. Williston Hunter Canada, Inc. is the direct parent company of Williston Hunter, Inc., formerly known as NuLoch America Corp. Since Williston Hunter, Inc. is one of the Guarantor Subsidiaries and its financial statements have not been included in the Registrant’s audited consolidated financial results for at least nine months, Rule 3-10 of Regulation S-X requires that certain financial statements of recently acquired subsidiary guarantors be incorporated into the Shelf Registration Statement prior to requesting effectiveness from the SEC. Accordingly, the Registrant is filing this Current Report on Form 8-K to provide the following financial statements regarding Williston Hunter, Inc. as required by the SEC’s rules to be included in the Shelf Registration Statement. This information will be incorporated by reference in the Shelf Registration Statement at such time as it becomes effective.

(a) Audited financial statements for Williston Hunter, Inc. for the year ended December 31, 2010 are filed as part of this Current Report on Form 8-K as Exhibit 99.1.

(b) Unaudited financial statements for Williston Hunter, Inc. as of and for the nine months ended September 30, 2011 and September 30, 2010, are filed as part of this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG, LLP
99.1	Williston Hunter, Inc. Audited Financial Statements for the year ended December 31, 2010
99.2	Williston Hunter, Inc. Unaudited Financial Statements for the nine months ended September 30, 2010 and September 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: January 13, 2012	By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG, LLP
99.1	Williston Hunter, Inc. Audited Financial Statements for the year ended December 31, 2010
99.2	Williston Hunter, Inc. Unaudited Financial Statements for the nine months ended September 30, 2010 and September 30, 2011